SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 15, 2002
                        (Date of earliest event reported)



                           MILITARY RESALE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


         000-26463                                            11-2665282
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    (Commission File No.)                                 (I.R.S. Employer
                                                         Identification No.)


             2180 EXECUTIVE CIRCLE, COLORADO SPRINGS, COLORADO 80906
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               (Address of Principal Executive Offices) (Zip Code)


                                 (719) 391-4564
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.

               EXHIBIT NUMBER       EXHIBIT TITLE

               99.1                 Transmittal Letter
               99.2                 Certification of Principal Executive Officer
               99.3                 Certification of Principal Financial Officer


ITEM 9.  REGULATION FD DISCLOSURE

         On August 15, 2002, Military Resale Group, Inc. (the "Company") filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Edward T. Whelan and Chief Financial Officer, Ethan D. Hokit, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. ss.1350, attached as exhibits hereto.

         The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MILITARY RESALE GROUP, INC.


Date:  August 15, 2002                  By:   /s/ ETHAN D. HOKIT
                                              --------------------------------
                                        Name: Ethan D. Hokit
                                        Title: President

                                  EXHIBIT INDEX

     EXHIBIT NUMBER     EXHIBIT TITLE

     99.1               Transmittal Letter
     99.2               Certification of Principal Executive Officer
     99.3               Certification of Principal Financial Officer